Exhibit 99.1

StoneMor Partners

Announces Receipt of Additional Deficiency Notice from NASDAQ

Bristol, PA, May 22, 2006 - StoneMor Partners L.P. (NASDAQ: STON) announced today that, as anticipated, the Company received a letter from the NASDAQ Listing Qualifications Staff (the “Staff”) dated May 17, 2006 indicating that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as required by NASDAQ Marketplace Rule 4310(c)(14), could serve as a separate basis for the delisting of the Company’s common units from The NASDAQ National Market.

As previously announced, the Company received a delisting notice from the Staff based on the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. On April 27, 2006, the Company attended a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) to appeal that notice and, at that hearing, presented its plan to evidence compliance with NASDAQ’s filing requirement upon the filing of the Form 10-K for fiscal 2005 and the Form 10-Q for the first quarter of fiscal 2006.

On May 15, 2006, the Company filed the Form 10-K for the fiscal year ended December 31, 2005, as well as amended Forms 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2005, respectively, and accordingly notified the Panel of the filings. The Company is continuing to work toward the filing of the Form 10-Q for the quarter ended March 31, 2006, consistent with the plan presented to the Panel at the hearing.

While the Company remains hopeful that the Panel will grant its request for continued listing in view of the progress the Company has made toward regaining compliance with the NASDAQ filing requirement, the Panel has not yet issued its hearing decision and there can be no assurance that the Panel will grant the Company’s request.

Forward-Looking Statements

Certain statements contained herein, including, but not limited to, information regarding the status and progress of the Company’s operating activities, the plans and objectives of the Company’s management, assumptions regarding the Company’s future performance and plans, and any financial guidance provided, as well as certain information in other filings with the SEC and elsewhere, are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933 and Section 21E(i) of the Securities Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “anticipate,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with the delisting of the Company’s common units from The Nasdaq National Market, future revenue and revenue growth; the impact of the Company’s significant leverage on its operating plans; the ability of the Company to service its debt; the Company’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; the Company’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; uncertainties associated with the integration or the anticipated benefits of the acquisition of assets in November 2005, information disclosed herein; and various other uncertainties associated with the deathcare industry and the Company’s operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.